Exhibit 10.1

THE BANK OF NEW YORK
101 Barclay Street, 8 West		Distribution Date: 9/15/03
New York, NY 10286
Officer:	Trish O’Neill-Manella 212.815.3956
Associate:	Cirino Emanuele 212.815.3087

GreenPoint Mortgage Securities Inc.

GreenPoint Home Equity Loan Trust 2003-1

Home Equity Loan Asset-Backed Notes

Series 2003-1

Certificateholder Monthly Distribution Summary

Class	Cusip	Class Description	Certificate Rate Type	Beginning Balance	Pass Through Rate (%)	Principal Distribution	Interest Distribution	Total Distribution	Current Realized Losses	Ending Balance	Cumulative Realized Losses
A	395385AP2	Senior	Var-Act/360	254,151,576.49	1.380000	14,632,413.35	302,016.79	14,934,430.14	—	239,519,163.14	—
R		Senior	Fix-30/360	—	0.000000	—	—	—	—	—	—

Totals				254,151,576.49		14,632,413.35	302,016.79	14,934,430.14	—	239,519,163.14	—

Principal Distribution Detail

Class	Cusip	Original Certificate Balance	Beginning Certificate Balance	Scheduled Principal Distribution	Accretion Principal	Unscheduled Principal Adjustments	Net Principal Distribution	Current Realized Losses	Ending Certificate Balance	Ending Certificate Factor
A	395385AP2	290,418,000.00	254,151,576.49	14,632,413.35	—	—	14,632,413.35	—	239,519,163.14	0.82473938646
R		—	—	—	—	—	—	—	—	0.00000000000

Totals		290,418,000.00	254,151,576.49	14,632,413.35	—	—	14,632,413.35	—	239,519,163.14

Interest Distribution Detail

Class	Beginning Certificate Balance	Pass Through Rate (%)	Accrued Optimal Interest	Cumulative Unpaid Interest	Deferred Interest	Total Interest Due	Net Prepayment Int Shortfall	Unscheduled Interest Adjustment	Interest Paid
A	254,151,576.49	1.380000	302,016.79	—	—	302,016.79	—	—	302,016.79
R	—	0.000000	—	—	—	—	—	—	—

Totals	254,151,576.49		302,016.79	—	—	302,016.79	—	—	302,016.79

Current Payment Information

Factors per $1,000

Class	Cusip	Original Certificate Balance	Beginning Cert. Notional Balance	Principal Distribution	Interest Distribution	Ending Cert. Notional Balance	Pass Through Rate (%)
A	395385AP2	290,418,000.00	875.123361805	50.383975344	1.039938262	824.739386461	1.380000
R		—	0.000000000	0.000000000	0.000000000	0.000000000	0.000000

Totals		290,418,000.00	875.123361810	50.383975339	1.039938261	824.739386471

Pool Level Data
Distribution Date		9/15/2003
Cut-off Date		5/1/2003
Determination Date		9/1/2003
Accrual Period 30/360	Begin	8/1/2003
	End	9/1/2003
Number of Days in 30/360 Accrual Period		30
Accrual Period Actual Days	Begin	8/15/2003
	End	9/15/2003
Number of Days in Actual Accrual Period		31

Collateral Information

Group 1

Cut-Off Date Balance	287,542,470.48
Beginning Aggregate Pool Stated Principal Balance	254,929,274.35
Ending Aggregate Pool Stated Principal Balance	241,308,817.07
Beginning Aggregate Certificate Stated Principal Balance	254,151,576.49
Ending Aggregate Certificate Stated Principal Balance	239,519,163.14
Beginning Aggregate Loan Count	6061
Loans Paid Off or Otherwise Removed Pursuant to Pooling and Servicing Agreement	305
Ending Aggregate Loan Count	5756
Beginning Weighted Average Loan Rate (WAC)	6.837238%
Ending Weighted Average Loan Rate (WAC)	6.819665%
Beginning Net Weighted Average Loan Rate	6.330238%
Ending Net Weighted Average Loan Rate	6.312665%
Weighted Average Maturity (WAM) (Months)	208
Aggregate Pool Prepayment	11,152,399.30
Pool Prepayment Rate	41.8510 CPR

Certificate Account

Beginning Balance	—
Deposit
Payments of Interest and Principal	15,077,776.14
Liquidation Proceeds	—
All Other Proceeds	—
Other Amounts	—
Total Deposits	15,077,776.14
Withdrawals
Reimbursement of Servicer Advances	—
Payment of Master Servicer Fees	106,220.53
Payment of Sub Servicer Fees	—
Payment of Other Fees	—
Payment of Insurance Premium(s)	—
Payment of Personal Mortgage Insurance	—
Other Permitted Withdrawal per the Pooling and Service Agreement	37,125.47
Payment of Principal and Interest	14,934,430.14
Total Withdrawals	15,077,776.14
Ending Balance	—

Delinquency Information

Group 1

Delinquency	30-59 Days	60-89 Days	90-179 Days	180-269 Days	270+ Days	Totals

Scheduled Principal Balance	2,409,790.42	858,888.95	1,061,489.28	—	—	4,330,168.65
Percentage of Total Pool Balance	0.998633%	0.355929%	0.439888%	0.000000%	0.000000%	1.794451%
Number of Loans	67	19	17	0	0	103
Percentage of Total Loans	1.164003%	0.330090%	0.295344%	0.000000%	0.000000%	1.789437%
Foreclosure
Scheduled Principal Balance						170,700.00
Percentage of Total Pool Balance						0.070739%
Number of Loans						2
Percentage of Total Loans						0.034746%

Bankruptcy
Scheduled Principal Balance	88,577.27
Percentage of Total Pool Balance	0.036707%
Number of Loans	4
Percentage of Total Loans	0.069493%
REO
Scheduled Principal Balance	—
Percentage of Total Pool Balance	0.000000%
Number of Loans	0
Percentage of Total Loans	0.000000%
Book Value of all REO Loans	—
Percentage of Total Pool Balance	0.000000%
Current Realized Losses	—
Additional Gains (Recoveries)/Losses	—
Total Realized Losses	—

Reserve Fund Information

Demand Note Reserve Account
Beginning Balance
Deposits	2,875,529.52
Accrued Interest	—
Withdrawals	—
Ending Balance	—
2,875,529.52

OVERCOLLATERALIZATION REPORTING

Ending Overcollateralization Amount	1,789,653.93
Specified Overcollateralization Amount	7,188,561.76
Overcollateralization Reduction Amount	—
Excess Interest used as Accelerated Principal	1,011,956.07

ADDITIONAL REPORTING ITEMS

Cumulative losses as percentage of originial Pool Balance	0.00000000%
Cumulative losses as percentage of current Pool Balance	0.00000000%
12-month rolling average of cumulative losses as percentage of original Pool Balance	0.00000000%
3-month rolling average of Mortgage Loans 60+ days delinquent	0.00607484
Relief Act Shortfall	—
Gross Prepayment Interest Shortfall	—
Net Prepayment Interest Shortfall	—
Total outstanding principal balance of 3 largest Mortgage Loans	1,036,652.27
Draw Amount	3,543,069.62